Interest Bearing Grid Note                                  [NAT WEST BANK LOGO]
$2,000,000          Office Address: 100 Jericho Quadrangle      January 31, 1996

On January 31, 1997, 1997, for value received, the undersigned jointly and severally promise(s) to pay to the order of NatWest Bank N.A. (hereinafter called the Bank) at its Office in the place first above stated, or if no place is stated, at 10 Exchange Place, Jersey City, New Jersey, in immediately available funds, the sum of

                        Two Million Dollars & 00/100****
 ...............................................................................

($2,000,000.00) Dollars, or if less than such principal sum, the aggregate unpaid principal amount of all loans made by the Bank to the undersigned hereunder as indicated on the schedule on the reverse side hereof. The undersigned also promises to pay interest at said office in like money on the unpaid principal amount hereof from time to time outstanding prior to maturity at an annual rate equal to the Bank's Prime Rate (the rate of interest established from time to time by the Bank as its 'prime rate') plus 0%, which interest rate shall change when and as the Prime Rate changes. Interest shall be payable on the first day of each month commencing the first such day to occur after the date hereof and on the maturity hereof. Upon and following an Event of Default (as defined below) and/or after maturity, whether after stated maturity, acceleration or otherwise, this note, and, to the extent not specifically provided elsewhere to the contrary and to the extent permitted by applicable law, any interest, fee or other amount due in connection with the Liabilities (as hereinafter defined), shall bear interest at a per annum rate determined daily and payable on demand which shall be the higher of 2% in excess of the rate hereinbefore provided, or 4% in excess of the Bank's Prime Rate, but in no event in excess of the maximum rate of interest permitted under applicable law. The Bank shall have no obligation to make any loan hereunder.

The undersigned hereby expressly authorizes the Bank to record on the schedule on the reverse hereof the amount and date of each loan made hereunder and the date and amount of each payment of principal thereon. All such notations shall be presumptive as to the correctness thereof and the aggregate unpaid amount of loans set forth on such schedule shall be presumed to be the unpaid principal amount hereof.

Any loan may be prepaid in whole or in part at any time and from time to time without premium or penalty together with interest accrued on the amount prepaid to the date of any such prepayment.

As collateral security for the payment of this note and for all other notes and/or obligations or Liabilities (as hereinafter defined) of the Obligors (which term as used herein shall be deemed to include each and all of the undersigned and each and every endorser or guarantor hereof), or any one or more of them, now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an 'Affiliate'), the undersigned hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (i) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Obligor or in which any Obligor shall have any interest and (ii) any and all property described on the 'Schedule of Specific Possessory Collateral' on the reverse side hereof, together with any additions and accessions thereto and substitutions therefore and the products and proceeds thereof. This note and all of the aforementioned obligations and Liabilities are also secured by (a) any and all property of any Obligor now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, guaranteeing, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (a) and (b) shall be collectively referred to herein as the 'Collateral'. The Bank at any time, before or after an Event of Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like
Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Banks may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the Collateral against prior parties, or to take any action whatsoever in regard to the Collateral or any part thereof, all of which the Obligor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any Collateral, unless the Obligor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. The term 'Liabilities' shall include this note and all other indebtedness and obligations and liabilities of any kind of any Obligor to the Bank, now or hereafter existing, arising directly between any Obligor and the Bank or acquired by assignment. conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank or any Obligor as a member of any partnership, syndicate, association or other group, and whether incurred by any Obligor as principal, surety, endorser, guarantor, accommodation party or otherwise. Each Obligor (if more than one, jointly and severally) hereby agrees that on demand at any time and from time to time they will deposit and pledge with the Bank additional collateral of a kind and of a market value required by it further to secure any indebtedness or liabilities aforesaid.

If any of the following events shall occur with respect to any Obligor (each an 'Event of Default'): failure to comply forthwith with any such demand for additional collateral; default in payment of any liability to the holder hereof (however acquired); default in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition in any agreement or instrument evidencing, securing or relating to any such indebtedness which causes or permits the acceleration of the maturity thereof; suspension or liquidation of usual business; calling of a meeting of creditors; assignment for the benefit of creditors; dissolution, bulk sale or notice thereof; mortgage or pledge of, creation of a security interest in, any assets without consent of the holder of the note; insolvency of any kind, attachment, distraint, garnishment, levy, execution, judgment, death, application for appointment of a receiver, filing of a voluntary or involuntary petition or entry of any order for relief under any provision of the Federal Bankruptcy Code as now or hereafter in effect; failure to pay its debts as they become due; failure to comply with the terms of any agreement with the Bank; failure on request of any Obligor or any Obligor's accountant, to furnish any financial information, or to permit inspection of any books or records; any change in, or discovery with regard to, the condition or affairs which, in the Bank's opinion, increases its credit risk; or if the Bank for any other reason deems itself insecure; the Liabilities shall become absolute, due and payable without demand or notice to any Obligor. Upon default in the due payment of this note or any other Event of Default, or whenever this note or any payment of principal or interest hereof shall become due in accordance with any of the provisions hereof, the Bank may, but shall not be required to (1) proceed to apply to the payment hereof the balance of the credit of any account or accounts maintained with the Bank or any Affiliate by any Obligor and (2) sell (without demand or performance, advertisement, notice of intention to sell, notice of time or place of sale, notice to redeem or other notice whatsoever, all of which are hereby waived) all or any part of the Collateral (on all of which the Obligor does hereby give to the Bank a continuing lien, security interest and/or right of set-off) at public or private sale or sales, or at any exchange or broker's board, or at the Bank's office, at such prices as it shall deem best, for cash or credit, with the right of the Bank at such sale to purchase all or any part thereof, free from any right or equity of redemption, applying the net proceeds of such sale to the payment of this note and of any other liabilities, claims or obligations to the Bank of any of the Obligors, or of any partnership in which any of the Obligors is a partner, all of whom together with any endorser or guarantor hereby expressly agree to remain jointly and severally liable for any deficiency. The Bank may exercise any other right or remedy hereby granted or allowed to it by law, including but not limited to, the rights and remedies of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this Note shall mean the state in which the office indicated above opposite 'Office Address' is located; provided, that, if no such office is so indicated then Governing State shall mean the state where the Bank's office that originated the loan evidenced by this note is located), and each and every right and remedy hereby granted to the Bank or allowed to it by laws shall be cumulative and not exclusive of one of the other rights or remedies, and may be exercised by the Bank from time to time and as often as may be necessary. The Bank shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the collateral by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this note and any other indebtedness or liabilities of the Obligor aforesaid, all without notice to any Obligor. Any demand or notice, if made or given, shall be sufficiently made upon or given to any Obligor if left at or mailed to the last address of such Obligor known to the Bank or if made or given in any other manner reasonably calculated to come to the attention of such Obligor or the personal representatives, successors or assigns of such Obligor, whether or not in fact received by them respectively. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. Five (5) days prior notice shall be deemed reasonable notice. The Bank may assign and transfer this note to any other person, firm or corporation and may deliver and repledge the Collateral or any part thereof to the assignee or transferee of this note, who shall thereupon become vested with all the powers and rights above given to the Bank in respect thereof, and the Bank shall thereafter be forever released and discharged of and from all responsibility or liability to the Obligor for or on account of the Collateral so delivered. If an attorney is used to enforce or collect this note, the Obligor agrees to pay attorneys fees in the amount of 20% of the unpaid principal and interest due, which the Obligor agrees to be reasonable. The Obligor jointly and severally promises to pay all expenses of any nature as soon as incurred whether in or out of court and whether incurred before or after this note shall become due at its maturity date or otherwise and costs which the Bank may deem necessary or proper in connection with the satisfaction of the indebtedness or the administration, supervision, preservation, protection (including but not limited to maintenance of adequate insurance) or of the realization upon the Collateral. EACH OBLIGOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY WAIVES (A) THE RIGHT TO A TRIAL BY JURY IN ANY LITIGATION WITH THE BANK (WHETHER OR NOT ARISING OUT OF OR RELATING TO THIS
NOTE) AND (B) ALL RIGHT TO ASSERT ANY DEFENSE, SET-OFF, COUNTERCLAIM OR CROSS-CLAIM OF ANY NATURE WHATSOEVER WITH RESPECT TO THIS NOTE OR OTHERWISE WITH RESPECT TO THE LIABILITIES IN ANY ACTION OR PROCEEDING BROUGHT BY THE HOLDER HEREOF TO ENFORCE ITS RIGHTS AND REMEDIES WITH RESPECT TO THIS NOTE, THE LIABILITIES OR ANY PORTION THEREOF. The note shall be deemed to have been made and delivered in the Governing State, the Obligor consents to the jurisdiction of the state and federal courts of the Governing State in any action brought to enforce any rights of the Bank under this note and the Bank and the Obligor shall be determined in accordance with the laws of the Governing State. Interest shall be calculated on the basis of a 360-day year and actual days elapsed, provided that any interest so calculated hereunder shall in no event be in excess of the maximum permitted under applicable law. This note and any other agreements, documents and instruments executed and delivered pursuant to or in connection with the Liabilities contain the entire agreement between the parties relating to the subject matter hereof and thereof. The undersigned expressly acknowledges that the Bank has not made and the undersigned is not relying on any oral representations, agreements or commitments of the Bank or of any officer, employee, agent or representative thereof. No change, modification, termination, waiver, or discharge, in whole or in part, of this instrument shall be effective unless in writing and signed by the party against whom such change, modification, termination, waiver, or discharge is sought to be enforced.


NO CLAIM MAY BE MADE BY THE UNDERSIGNED, ANY OBLIGOR OR ANY OTHER PERSON, AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE UNDERSIGNED (FOR ITSELF AND ON BEHALF OF EACH OBLIGOR) HEREBY WAIVE, RELEASE AND AGREE NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. The Obligors, and each of them, hereby waive presentment, demand for payment, protest, notice of protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, consents to any and all delays, extensions of time, renewals, releases of any Obligor and of any available security, waivers or modifications that may be granted or consented to by the Bank with regard to the time of payment or with respect to any other provisions of this note and agrees that no such action or failure to act on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by the Bank of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if each Obligor had expressly consented to such action or inaction upon the part of the Bank. Each Obligor hereby authorizes the Bank to request his accountant or accountants to furnish such financial information relating to such Obligor as the Bank shall from time to time desire; each such accountant is hereby authorized to deliver such financial information to the Bank. The invalidity or unenforceability of any portion of this note shall in no way affect the validity or enforceability of any other portion of this note. The Obligors hereby authorize the Bank to date this note as of the day when the first loan evidenced hereby is made and to complete and fill in any blank spaces in this note in order to conform to the terms upon which any loan is granted. Each Obligor further authorizes the Bank to execute and file one or more financing statements covering the Collateral or any part thereof and the Obligors agree to bear the cost of such filing(s). The term 'Bank' as used herein shall be deemed to include the Bank and its successors, endorsees and assigns.

Special provisions: This note is secured by the collateral as more fully described in the Security Agreement dated 12/13/90 from the Borrower to the Bank. UCC-l filing on all assets of borrower & affiliated guarantors.

Schedule of Specific Possessory Collateral

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

CORPORATION, PARTNERSHIP, OR LIMITED LIABILITY COMPANY SIGNORS:

Bedding Discount Center, Inc.
________________________________________________________________________________
Name of Corporation, Partnership or Limited Liability Company

By: /s/ JAY BOROFSKY
    ----------------------------------------------------------------------------
    Name:  Jay Borofsky
    Title: V.P. Finance

175 Central Avenue South, Bethpage NY 11714
________________________________________________________________________________
(Address)

INDIVIDUAL SIGNORS:

- --------------------------------------------------------------------------------
Name:                                                             , Individually

- --------------------------------------------------------------------------------
(Address)

- --------------------------------------------------------------------------------

Name:                                                             , Individually
- --------------------------------------------------------------------------------
(Address)




Schedule of Loans and Payments


- -----------------------------------------------------------------------------------------------------------------
  DATE             AMOUNT OF LOAN       AMOUNT OF PRINCIPAL PAID  BALANCE REMAINING UNPAID     NOTATION MADE BY
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------

                                               LOAN NO. ________________________